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                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CG VARIABLE ANNUITY SEPARATE ACCOUNT II
              FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS


                             May 9, 1997 Supplement
                                       to
                             May 1, 1997 Prospectus

Page 9 of the Prospectus contains incorrect information with respect to the fees and expenses charged by the two portfolios of Neuberger & Berman Advisers Management Trust. The correct information is set forth below:


                                            Neuberger & Berman Advisers
                                                Management Trust(5)
                                      --------------------------------------

                                                            Limited Maturity
                                      Partners Portfolio     Bond Portfolio
                                      ------------------    ----------------
Separate Account Annual
Expenses
Mortality and Expense Risk
Charge                                        1.25%               1.25%
Administrative Expense Charge                 0.15%               0.15%
Total Separate Account Annual
Expenses                                      1.40%               1.40%
Fund Portfolio Annual
Expenses
Management Fees                               0.84%(6)            0.65%(6)
Other Expenses                                0.11%               0.13%
Total Fund Portfolio Annual
Expenses                                      0.95%               0.78%